UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



===============================================================================



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                 (Date of earliest event reported) June 2, 2004





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER EVENTS

On June 2, 2004, General Motors Corporation (GM) issued a news release announcing May 2004 sales. The release is as follows:

GM Reports May Sales of 446,787, Up 6.5 Percent

Another Industry Sales Record for GM Trucks

Bested Prior SUV Sales Record by 18 Percent

DETROIT - General Motors dealers sold 446,787 new cars and trucks in May, up 6.5 percent compared to May 2003. This was GM's best sales performance for the calendar year-to-date. GM's truck sales (276,746) were up 11 percent and car sales (170,041) were flat compared to year-ago levels (-0.4 percent).

"We had our strongest sales results so far this year, with trucks leading the charge," said John Smith, group vice president, GM North America Vehicle Sales, Service and Marketing. "Consumers are weathering the passing storm related to the temporary increase in fuel prices and voting their preferences by purchasing record numbers of pickups and SUVs. A strengthening economy combined with record vehicle affordability allowed consumers to purchase vehicles of their choice. Although we have seen little evidence that rising fuel prices are impacting sales mix, GM is well positioned in this area, offering more fuel-efficient cars and trucks across more vehicle segments than any other manufacturer."

GM Truck Sales

GM's industry-leading truck sales established another industry record in May with a double-digit increase compared to year-ago levels. Sales were up in virtually every segment of the truck market, including full-size pickups; full-size, mid-size and small utilities; and full-size vans. GM led the industry once again with 90,531 full-size pickup sales, resulting in a 5 percent increase on the strength of combined Chevrolet Silverado and GMC Sierra sales.

Sales of GM's sport utility vehicles (131,411) jumped 19 percent, establishing another industry benchmark and achieving its best ever May sales performance. This was the third month this year that SUV deliveries surpassed 100,000 units. Full-size utility deliveries were up 8.5 percent (53,544), paced by strong sales of the Chevrolet Suburban (12,479) and the GMC Yukon (8,347).

GM Car Sales

GM's car sales were flat compared to year-ago levels. Among GM's launch vehicles, Chevrolet Aveo sales (4,993) were 28 percent above April, achieving its best sales month to date. Chevrolet Malibu sales (12,110) improved 28 percent over April sales.

Divisional Highlights

Chevrolet - Other Chevrolet launch vehicles also had healthy sales in May. Equinox sales continued to build with 8,945 deliveries, a 38 percent increase compared to April. Colorado, Chevrolet's new mid-size pickup, had strong sales in May (12,349), up 18 percent from last month and its best sales performance since launch. Sales of the Silverado and Avalanche contributed significantly to GM's overall truck sales with 71,193 deliveries. Corvette also had strong sales with 3,420 deliveries, up 45.5 percent.

Cadillac - Cadillac continued on pace to surpass 200,000 sales in 2004. Total sales in May were up 36 percent (21,110). Truck sales increased 108 percent, led by Escalade sales (3,849), which improved 40 percent, setting a new May record. Escalade ESV sales improved 59 percent (1,708), its best-ever sales, and Escalade EXT deliveries gained 12 percent (960). SRX had 3,253 deliveries, up 47 percent over April and its best sales month since launch. CTS sales continued strong with 5,579 deliveries, up 25 percent from year-ago levels and a new monthly record.

GMC - GMC maintained its record selling pace in May with strong sales of full-size pickups and full-size utilities. Total sales gained 12 percent compared to last May (56,619). Sierra sales were up 13 percent (19,338). Yukon deliveries (8,347) increased 18 percent and established a new monthly record. Yukon XL deliveries (6,708) were up 23 percent, also setting a new record. Canyon, GMC's new mid-size pickup, had 2,572 deliveries in May, up 14 percent from last month.

HUMMER - HUMMER sales were 1,982. H2 SUV sales were 1,919. HUMMER June sales will include the 2005 H2 SUT, which began shipping to dealers in late May.

Pontiac - Pontiac's total sales increased 35 percent (50,263), paced by car sales that were up 41 percent (43,266). Grand Prix deliveries were up 45 percent (12,510), and Grand Am sales improved 61 percent (17,546). Vibe sales increased 43 percent with 7,400 deliveries, setting a new monthly record.

Saturn - With 22,570 deliveries in May, Saturn achieved its fourth consecutive month of sales increases this year. Vue had record May sales with 10,770 deliveries, a 78 percent increase over last year, due in part to the Saturn Vue Redline.

Buick - Buick truck sales were up 53 percent over last year. Rendezvous sales improved 23.5 percent with 7,547 deliveries, a new monthly record. Rainier sales (1,806) were up 32 percent over April. LeSabre had 12,355 deliveries, an 11 percent gain over last May.

Certified Used Vehicles

May sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 44,182 units, up 8 percent from the previous month and up nearly 4 percent from May 2003.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, set a strong pace with 36,556 sales, up 7 percent from the previous month and 3 percent from May 2003. GM Certified Used Vehicles continued to lead all certified pre-owned brands industry-wide with sales of 180,175 units through May, an increase of 8 percent from the same period last year.

Saab Certified Pre-Owned Vehicles sold 737 units in May, comparable to last month, and Cadillac Certified Pre-Owned Vehicles posted sales of 2,712 units, down 5 percent from last month. Used Cars from Saturn sold 4,177 units, up 25 percent from the previous month.

"May's certified used sales were very solid, with GM Certified Used Vehicles recording its second-best monthly sales performance ever, and Used Cars from Saturn posting an impressive increase of more than 35 percent from last May," Smith said. "We continue on track to post the industry's best certified sales performance ever in 2004."

GM North America Announces May Production Results; 2004 Second-Quarter Production Forecast Remains Unchanged; Initial 2004 Third-Quarter Production Forecast Set at 1.2 Million Vehicles

In May, GM North America produced 451,000 vehicles (172,000 cars and 279,000 trucks) in North America, compared to 492,000 vehicles (200,000 cars and 292,000 trucks) produced in May 2003. Production totals include joint venture production of 22,000 vehicles in May 2004 and 12,500 vehicles in May 2003.

GM North America's current 2004 second-quarter production forecast remains unchanged at 1.38 million vehicles (539,000 cars and 841,000 trucks). In the second quarter of 2003, GM North America built 1.38 million vehicles (543,000 cars and 837,000 trucks).

Also, GM North America's initial 2004 third-quarter production forecast is set at 1.2 million vehicles (475,000 cars and 725,000 trucks). In the third quarter of 2003, GM North America built 1.245 million vehicles (492,000 cars and 753,000 trucks).

GM also announced current 2004 second-quarter and initial 2004 third-quarter production forecasts for its international regions:

GM Europe - The region's current 2004 second-quarter production forecast is 491,000 vehicles, down 5,000 vehicles from last month's guidance of 496,000 vehicles. GM Europe built 488,000 units in the second quarter of 2003. The region's initial third-quarter forecast is 411,000 vehicles. In the third quarter of 2003, GM Europe built 393,000 vehicles.

GM Asia Pacific - GM Asia Pacific's current second-quarter forecast is 149,000 vehicles, down 1,000 vehicles from last month's forecast. GM Asia Pacific built 90,000 vehicles in the second quarter of 2003. The region's initial third-quarter production forecast is 154,000 vehicles. In the third quarter of 2003, the Asia Pacific region built 120,000 vehicles.

GM Latin America, Africa and the Middle East - The region's current second-quarter production forecast is 174,000 vehicles, unchanged from last month's guidance. GM's initial third-quarter production guidance for the region is 188,000 vehicles. The region built 128,000 vehicles in the second quarter of 2003 and 135,000 vehicles in the third quarter of 2003.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  May                 January - May
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   27         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Vehicle Total         446,787   435,495     6.5   1,915,354  1,854,592     3.3
-------------------------------------------------------------------------------
Car Total             170,041   177,330    -0.4     783,829    787,311    -0.4
-------------------------------------------------------------------------------
Truck Total           276,746   258,165    11.3   1,131,525  1,067,281     6.0
-------------------------------------------------------------------------------
Light Truck Total     272,627   254,210    11.4   1,113,127  1,051,190     5.9
-------------------------------------------------------------------------------
Light Vehicle Total   442,668   431,540     6.5   1,896,956  1,838,501     3.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Market Division
     Vehicle Total                                  Calendar Year-to-Date
                                  May                 January - May
                      ---------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004       2003     %Chg
-------------------------------------------------------------------------------
Buick                  31,509    30,126     8.6     134,994    138,804    -2.7
Cadillac               21,110    16,171    35.6      88,703     80,386    10.3
Chevrolet             255,936   250,383     6.1   1,091,804  1,024,432     6.6
GMC                    56,619    52,422    12.2     236,830    210,488    12.5
HUMMER                  1,982     2,960   -30.5      10,652     14,482   -26.4
Oldsmobile              1,692    13,231   -86.7      22,442     56,722   -60.4
Other - Isuzu           1,245     1,182     9.4       5,309      5,147     3.1
Pontiac                50,263    38,540    35.4     212,966    182,198    16.9
Saab                    3,861     4,702   -14.7      15,385     20,554   -25.1
Saturn                 22,570    25,778    -9.1      96,269    121,379   -20.7
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                   160,549   172,628    -3.4     748,579    766,742    -2.4
-------------------------------------------------------------------------------
Light Truck           272,627   254,210    11.4   1,113,127  1,051,190     5.9
-------------------------------------------------------------------------------

 Twenty-six selling days for the May period this year and twenty-seven for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   May 2004

-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                   May                    January - May
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D )  26       27
-------------------------------------------------------------------------------
Century                 6,193     5,988     7.4      31,583     44,237   -28.6
LeSabre                12,355    11,538    11.2      47,176     42,805    10.2
Park Avenue             1,644     2,992   -42.9       8,399     11,249   -25.3
Regal                   1,964     3,262   -37.5       9,355     10,639   -12.1
    Buick Total        22,156    23,780    -3.2      96,513    108,930   -11.4
-------------------------------------------------------------------------------
Catera                      0         0   ***.*           0         15   ***.*
CTS                     5,579     4,651    24.6      24,490     21,358    14.7
DeVille                 5,168     4,866    10.3      24,798     28,184   -12.0
Eldorado                    0        11   ***.*           7        179   -96.1
Seville                   260     1,773   -84.8       2,002      9,494   -78.9
XLR                       333         0   ***.*       1,589          0   ***.*
    Cadillac Total     11,340    11,301     4.2      52,886     59,230   -10.7
-------------------------------------------------------------------------------
Aveo                    4,993         0   ***.*      16,776          0   ***.*
Camaro                      0        93   ***.*         127        839   -84.9
Cavalier               17,477    23,504   -22.8      84,755     94,133   -10.0
Classic                 8,438         0   ***.*      46,482          0   ***.*
Corvette                3,420     2,441    45.5      14,990     14,674     2.2
Impala                 24,757    29,298   -12.2     119,530    112,570     6.2
Lumina                      0         0   ***.*           0         15   ***.*
Malibu                 12,110    14,846   -15.3      50,561     65,259   -22.5
Metro                       0         0   ***.*           0          1   ***.*
Monte Carlo             4,879     5,568    -9.0      22,884     25,849   -11.5
Prizm                       0         0   ***.*           5         16   -68.8
SSR                       777         0   ***.*       4,812          0   ***.*
    Chevrolet Total    76,851    75,750     5.4     360,922    313,356    15.2
-------------------------------------------------------------------------------
Alero                     759    10,092   -92.2      16,720     43,223   -61.3
Aurora                      8       319   -97.4         154      1,964   -92.2
Intrigue                    0        87   ***.*          55        583   -90.6
    Oldsmobile Total      767    10,498   -92.4      16,929     45,770   -63.0
-------------------------------------------------------------------------------
Bonneville              2,993     2,327    33.6      12,870     11,296    13.9
Firebird                    0       100   ***.*         109        710   -84.6
Grand Am               17,546    11,314    61.0      69,139     55,002    25.7
Grand Prix             12,510     8,938    45.3      61,278     41,031    49.3
GTO                       638         0   ***.*       3,089          0   ***.*
Sunfire                 2,179     3,754   -39.7      14,845     15,154    -2.0
Vibe                    7,400     5,361    43.3      25,359     28,521   -11.1
    Pontiac Total      43,266    31,794    41.3     186,689    151,714    23.1
-------------------------------------------------------------------------------
9-2X                        1         0   ***.*           1          0   ***.*
9-3                     2,726     3,658   -22.6      11,781     15,281   -22.9
9-5                     1,134     1,044    12.8       3,603      5,273   -31.7
    Saab Total          3,861     4,702   -14.7      15,385     20,554   -25.1
-------------------------------------------------------------------------------
ION                     9,443    10,132    -3.2      42,851     44,158    -3.0
Saturn L Series         2,357     8,945   -72.6      11,654     37,368   -68.8
Saturn S Series             0       428   ***.*           0      6,231   ***.*
    Saturn Total       11,800    19,505   -37.2      54,505     87,757   -37.9
-------------------------------------------------------------------------------
       GM Total       170,041   177,330    -0.4     783,829    787,311    -0.4
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    160,549   172,628    -3.4     748,579    766,742    -2.4
-------------------------------------------------------------------------------
GM Import               9,492     4,702   109.6      35,250     20,569    71.4
-------------------------------------------------------------------------------
       GM Total       170,041   177,330    -0.4     783,829    787,311    -0.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   May 2004

-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                   May                    January - May
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D )  26       27
-------------------------------------------------------------------------------

          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            22,156    23,780    -3.2      96,513    108,930   -11.4
Cadillac Total         11,340    11,301     4.2      52,886     59,215   -10.7
Chevrolet Total        71,858    75,750    -1.5     344,146    313,356     9.8
Oldsmobile Total          767    10,498   -92.4      16,929     45,770   -63.0
Pontiac Total          42,628    31,794    39.2     183,600    151,714    21.0
Saturn Total           11,800    19,505   -37.2      54,505     87,757   -37.9
    GM North
      America Total*  160,549   172,628    -3.4     748,579    766,742    -2.4
-------------------------------------------------------------------------------
Cadillac Total              0         0   ***.*           0         15   ***.*
Chevrolet Total         4,993         0   ***.*      16,776          0   ***.*
Pontiac Total             638         0   ***.*       3,089          0   ***.*
Saab Total              3,861     4,702   -14.7      15,385     20,554   -25.1
    GM Import Total     9,492     4,702   109.6      35,250     20,569    71.4
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            31,509    30,126     8.6     134,994    138,804    -2.7
Cadillac Total         21,110    16,171    35.6      88,703     80,386    10.3
Chevrolet Total       255,936   250,383     6.1   1,091,804  1,024,432     6.6
GMC Total              56,619    52,422    12.2     236,830    210,488    12.5
HUMMER Total            1,982     2,960   -30.5      10,652     14,482   -26.4
Oldsmobile Total        1,692    13,231   -86.7      22,442     56,722   -60.4
Other-Isuzu Total       1,245     1,182     9.4       5,309      5,147     3.1
Pontiac Total          50,263    38,540    35.4     212,966    182,198    16.9
Saab Total              3,861     4,702   -14.7      15,385     20,554   -25.1
Saturn Total           22,570    25,778    -9.1      96,269    121,379   -20.7
    GM Total          446,787   435,495     6.5   1,915,354  1,854,592     3.3
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                     3-1P
                      GM Truck Deliveries - (United States)
                                   May  2004
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                  May                    January - May
                   ------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     26        27
-------------------------------------------------------------------------------
Rainier                 1,806         0   ***.*       8,605          0   ***.*
Rendezvous              7,547     6,346    23.5      29,876     29,874     0.0
    Total Buick         9,353     6,346    53.1      38,481     29,874    28.8
-------------------------------------------------------------------------------
Escalade                3,849     2,861    39.7      13,862     12,631     9.7
Escalade ESV            1,708     1,116    58.9       5,614      4,613    21.7
Escalade EXT              960       893    11.6       4,240      3,912     8.4
SRX                     3,253         0   ***.*      12,101          0   ***.*
    Total Cadillac      9,770     4,870   108.3      35,817     21,156    69.3
-------------------------------------------------------------------------------
Astro                   4,085     5,063   -16.2      15,391     19,347   -20.4
C/K Suburban(Chevy)    12,479    11,318    14.5      47,122     44,682     5.5
Chevy C/T Series            6        67   -90.7         143        451   -68.3
Chevy W Series            195       176    15.1         879        895    -1.8
Colorado               12,349         0   ***.*      40,085          0   ***.*
Equinox                 8,945         0   ***.*      16,496          0   ***.*
Express Cutaway/G Cut   1,630     1,804    -6.2       7,401      7,117     4.0
Express Panel/G Van     7,637     6,238    27.1      31,084     25,751    20.7
Express/G Sportvan      2,189     1,682    35.1       7,927      6,811    16.4
Kodiak 4/5 Series         733       708     7.5       3,180      2,894     9.9
Kodiak 6/7/8 Series       309       273    17.5       1,616        883    83.0
S/T Blazer              5,853     5,257    15.6      21,971     21,976     0.0
S/T Pickup              1,112    13,648   -91.5       7,385     57,086   -87.1
Tahoe                  17,511    19,138    -5.0      75,279     70,744     6.4
Tracker                 1,506     3,290   -52.5       9,009     14,546   -38.1
TrailBlazer            22,276    25,708   -10.0     103,493     99,960     3.5
Venture                 9,077     8,184    15.2      36,044     38,081    -5.3
................................................................................
    Avalanche           8,164     8,730    -2.9      35,457     34,439     3.0
    Silverado-C/K
      Pickup           63,029    63,349     3.3     270,920    265,413     2.1
Chevrolet Fullsize
      Pickups          71,193    72,079     2.6     306,377    299,852     2.2
................................................................................
    Chevrolet Total   179,085   174,633     6.5     730,882    711,076     2.8
-------------------------------------------------------------------------------
Canyon                  2,572         0   ***.*       8,980          0   ***.*
Envoy                  12,435    12,729     1.4      53,665     47,924    12.0
GMC C/T Series             11       107   -89.3         277        963   -71.2
GMC W Series              455       488    -3.2       1,914      1,817     5.3
S/T Jimmy                   0         0   ***.*           0         52   ***.*
Safari (GMC)              753       903   -13.4       3,117      4,611   -32.4
Savana Panel/G Classic  2,145     1,761    26.5       8,659      7,454    16.2
Savana Special/G Cut    2,095     1,061   105.0       9,410      4,486   109.8
Savana/Rally              253       307   -14.4       1,036      1,293   -19.9
Sierra                 19,338    17,709    13.4      81,871     75,070     9.1
Sonoma                    342     3,429   -89.6       2,345     13,710   -82.9
Topkick 4/5 Series        619       494    30.1       2,691      1,697    58.6
Topkick 6/7/8 Series      546       460    23.3       2,389      1,344    77.8
Yukon                   8,347     7,318    18.4      35,941     28,266    27.2
Yukon XL                6,708     5,656    23.2      24,535     21,801    12.5
    GMC Total          56,619    52,422    12.2     236,830    210,488    12.5
-------------------------------------------------------------------------------
HUMMER H1                  63        49    33.5         215        277   -22.4
HUMMER H2               1,919     2,911   -31.5      10,437     14,205   -26.5
    HUMMER Total        1,982     2,960   -30.5      10,652     14,482   -26.4
-------------------------------------------------------------------------------
Bravada                   168       965   -81.9       1,195      3,897   -69.3
Silhouette                757     1,768   -55.5       4,318      7,055   -38.8
    Oldsmobile Total      925     2,733   -64.9       5,513     10,952   -49.7
-------------------------------------------------------------------------------
Other-Isuzu F Series      119       161   -23.2         491        675   -27.3
Other-Isuzu N Series    1,126     1,021    14.5       4,818      4,472     7.7
    Other-Isuzu Total   1,245     1,182     9.4       5,309      5,147     3.1
-------------------------------------------------------------------------------
Aztek                   3,308     3,071    11.9      10,724     14,382   -25.4
Montana                 3,689     3,675     4.2      15,553     16,102    -3.4
    Pontiac Total       6,997     6,746     7.7      26,277     30,484   -13.8
-------------------------------------------------------------------------------
VUE                    10,770     6,273    78.3      41,764     33,622    24.2
    Saturn Total       10,770     6,273    78.3      41,764     33,622    24.2
-------------------------------------------------------------------------------
       GM Total       276,746   258,165    11.3   1,131,525  1,067,281     6.0
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    275,220   256,838    11.3   1,125,083  1,061,591     6.0
-------------------------------------------------------------------------------
GM Import               1,526     1,327    19.4       6,442      5,690    13.2
-------------------------------------------------------------------------------
       GM Total       276,746   258,165    11.3   1,131,525  1,067,281     6.0
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    272,627   254,210    11.4   1,113,127  1,051,190     5.9
-------------------------------------------------------------------------------
GM Import                   0         0   ***.*           0          0   ***.*
-------------------------------------------------------------------------------
       GM Total       272,627   254,210    11.4   1,113,127  1,051,190     5.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                     3-1P
                      GM Truck Deliveries - (United States)
                                   May  2004
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                  May                    January - May
                   ------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     26        27
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             9,353     6,346    53.1      38,481     29,874    28.8
Cadillac Total          9,770     4,870   108.3      35,817     21,156    69.3
Chevrolet Total       178,970   174,531     6.5     730,336    710,478     2.8
GMC Total              56,229    52,050    12.2     235,288    209,099    12.5
HUMMER Total            1,982     2,960   -30.5      10,652     14,482   -26.4
Oldsmobile Total          925     2,733   -64.9       5,513     10,952   -49.7
Other-Isuzu Total         224       329   -29.3         955      1,444   -33.9
Pontiac Total           6,997     6,746     7.7      26,277     30,484   -13.8
Saturn Total           10,770     6,273    78.3      41,764     33,622    24.2
    GM North America
      Total*          275,220   256,838    11.3   1,125,083  1,061,591     6.0
-------------------------------------------------------------------------------
Chevrolet Total           115       102    17.1         546        598    -8.7
GMC Total                 390       372     8.9       1,542      1,389    11.0
Other-Isuzu Total       1,021       853    24.3       4,354      3,703    17.6
    GM Import Total     1,526     1,327    19.4       6,442      5,690    13.2
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             9,353     6,346    53.1      38,481     29,874    28.8
Cadillac Total          9,770     4,870   108.3      35,817     21,156    69.3
Chevrolet Total       177,842   173,409     6.5     725,064    705,953     2.7
GMC Total              54,988    50,873    12.2     229,559    204,667    12.2
HUMMER Total            1,982     2,960   -30.5      10,652     14,482   -26.4
Oldsmobile Total          925     2,733   -64.9       5,513     10,952   -49.7
Pontiac Total           6,997     6,746     7.7      26,277     30,484   -13.8
Saturn Total           10,770     6,273    78.3      41,764     33,622    24.2
    GM North America
      Total*          272,627   254,210    11.4   1,113,127  1,051,190     5.9
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             9,353     6,346    53.1      38,481     29,874    28.8
Cadillac Total          9,770     4,870   108.3      35,817     21,156    69.3
Chevrolet Total       177,842   173,409     6.5     725,064    705,953     2.7
GMC Total              54,988    50,873    12.2     229,559    204,667    12.2
HUMMER Total            1,982     2,960   -30.5      10,652     14,482   -26.4
Oldsmobile Total          925     2,733   -64.9       5,513     10,952   -49.7
Pontiac Total           6,997     6,746     7.7      26,277     30,484   -13.8
Saturn Total           10,770     6,273    78.3      41,764     33,622    24.2
    GM Total          272,627   254,210    11.4   1,113,127  1,051,190     5.9
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 06/02/04

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
2004 Q2 #        539   841   1,380     491    174     149    2,194    18    48
 O/(U) prior
forecast:@         0     0       0      (5)     0      (1)      (6)    0     0
-------------   -------------------   ----- ------   ----  --------- ---  -----

2004 Q3 #        475   725   1,200     411    188     154    1,953    18    46
 O/(U) prior
forecast:@         0     0       0       0      0       0        0     0     0
-------------   -------------------   ----- ------   ----  --------- ---  -----

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
      2000
1st Qtr.         746   775   1,521     572    118      40    2,251    24    13
2nd Qtr.         787   781   1,568     534    140      45    2,287    19    17
3rd Qtr.         689   630   1,319     374    151      53    1,897    16    18
4th Qtr.         671   694   1,365     513    135      47    2,060    18    17
               ----- -----   -----   -----   ----     ---    -----    --    --
       CY      2,893 2,880   5,773   1,993    544     185    8,495    77    65

      2001
1st Qtr.         580   634   1,214     538    138      51    1,941    18     9
2nd Qtr.         638   726   1,364     491    165      64    2,084    13    16
3rd Qtr.         574   664   1,238     373    146      74    1,832    11    15
4th Qtr.         573   721   1,294     441    127      67    1,929     9    16
               ----- -----   -----   -----   ----     ---    -----    --    --
       CY      2,365 2,745   5,110   1,842    575     256    7,786    51    56

      2002
1st Qtr.         600   753   1,353     456    131      65    2,005    11    11
2nd Qtr.         688   865   1,553     453    141      74    2,221    15    17
3rd Qtr.         568   740   1,308     408    132      87    1,935    19    20
4th Qtr.         602   824   1,426     453    157      81    2,117    14    25
               ----- -----   -----   -----   ----     ---    -----    --    --
       CY      2,458 3,182   5,640   1,770    561     307    8,278    59    73

      2003
1st Qtr.         591   860   1,451     491    127      77    2,146    19    24
2nd Qtr.         543   837   1,380     488    128      90    2,086    19    24
3rd Qtr.         492   753   1,245     393    135     120    1,893    20    17
4th Qtr.         558   827   1,385     446    157     133    2,121    16    20
               ----- -----   -----   -----   ----    ----    -----    --    --
       CY      2,184 3,277   5,461   1,818    547     420    8,246    74    85

      2004
1st Qtr.         525   820   1,345     463    158     116    2,082    19    19
2nd Qtr. #       539   841   1,380     491    174     149    2,194    18    48
3rd Qtr. #       475   725   1,200     411    188     154    1,953    18    46
               --------------------  -----  ------   ----  ---------  --  -----

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  June 2, 2004                  By:  /s/PETER R. BIBLE
                                     ---  --------------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)